Filed pursuant to Rule 497(e)
Registration Nos. 333-171360; 811-22509

LoCorr Macro Strategies Fund	LoCorr Long/Short Commodities Strategy Fund
Class A LFMAX	Class A LCSAX
Class C LFMCX	Class C LCSCX
Class I LFMIX	Class I LCSIX

LoCorr Dynamic Equity Fund	LoCorr Spectrum Income Fund
Class A LEQAX	Class A LSPAX
Class C LEQCX	Class C LSPCX
Class I LEQIX	Class I LSPIX

LoCorr Market Trend Fund
Class A LOTAX
Class C LOTCX
Class I LOTIX

each Fund is a series of LoCorr Investment Trust

December 23, 2019

Supplement to each Prospectus dated March 1, 2019

This supplement makes the following amendments to disclosures in each Prospectus dated March 1, 2019.

Effective January 1, 2020, the following paragraph is added to the section in each Prospectus entitled “HOW TO PURCHASE SHARES”:

Conversion Feature
Class C shares purchased directly from the Funds or through a financial intermediary, except as otherwise disclosed in this prospectus, automatically convert to Class A shares in the month of the 10-year anniversary date of the purchase of the Class C shares, based on the relative NAV of each such class without the imposition of any sales charge, fee or other charge.

Please retain this Supplement for future reference.